SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - June 30, 1999

                               PREMIER PARKS INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                      1-13703                   13-3995059
(State or other jurisdiction         (Commission              (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)

                           11501 Northeast Expressway
                          Oklahoma City, Oklahoma 73131
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code - (405) 475-2500

  (Former name or former address, if changed since last report): Not Applicable

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Item 5. Other Events

      On June 30, 1999, the Registrant consummated the previously announced offering and sale of $430,000,000 principal amount of the Registrant's 9 3/4% Senior Notes due 2007. The Registrant is filing herewith the Indenture dated as of June 30, 1999 between the Registrant and The Bank of New York, as trustee, and the First Supplemental Indenture dated as of June 30, 1999 between the Registrant and The Bank of New York, as trustee, each of which was executed in connection with the offering and sale of the new notes.

Item 7. Financial Statements and Exhibits

(c)   Exhibits

         4.1 Indenture dated as of June 30, 1999 between the Registrant and The Bank of New York, as trustee.

         4.2 First Supplemental Indenture dated as of June 30, 1999 between the Registrant and The Bank of New York, as trustee.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          PREMIER PARKS INC.


                                          By: /s/ James M. Coughlin
                                              ---------------------------------
                                          Name: James M. Coughlin
                                          Title: Vice President

                                  Exhibit Index

         Exhibit  Description
         -------  -----------

         4.1 Indenture dated as of June 30, 1999 between the Registrant and The Bank of New York, as trustee.

         4.2 First Supplemental Indenture dated as of June 30, 1999 between the Registrant and The Bank of New York, as trustee.